Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	21,855	24,010
Restricted share units	6,815	6,405
Long-term investment revaluation reserve, net of tax	15,135	47,209
Total reserves	$ 126,882	$ 160,701